Condensed Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Iris Parent Holding Corp
Franchise tax expense	$ 405	$ 378
Loss from operations	(405)	(378)
Net loss	$ (405)	$ (378)
Weighted average shares outstanding - basic	100	100
Weighted average shares outstanding - diluted	100	100
Basic net loss per share	$ (4.05)	$ (3.78)
Diluted net loss per share	$ (4.05)	$ (3.78)